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                                                                  Exhibit 10.12

                            ASTEA INTERNATIONAL INC.


                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------

                          UNDER 1997 STOCK OPTION PLAN
                          ----------------------------


     ASTEA INTERNATIONAL INC., a Delaware corporation (the "Company"), hereby grants this_______day of_______, 199__(the "Grant Date"), to___________(the
"Employee"), an option to purchase a maximum of___________shares (the "Option Shares") of its Common Stock, $.01 par value (the "Common Stock"), at the price of_________________________________________________________________________

$_________per share, on the following terms and conditions:


     1.  GRANT UNDER 1997 STOCK OPTION PLAN.  This option (the "Option") is
         ----------------------------------
granted pursuant to and is governed by the Company's 1997 Stock Option Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan as it exists on this date.

     2.  GRANT AS INCENTIVE STOCK OPTION; OTHER OPTIONS.  This Option is
         ----------------------------------------------
intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986 (the "Code"). This Option is in addition to any other options heretofore or hereafter granted to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

     3.  EXTENT OF OPTION IF EMPLOYMENT CONTINUES.  If the Employee has
         ----------------------------------------
continued to be employed by the Company (or any affiliated corporation) on the following dates, this Option may be exercised for the number of shares set opposite the applicable date:


     Prior to the first anniversary         -   0% of the total Option
     of the Grant Date                          Shares


     One year but less than two years       -   an additional 25% of the
     from the Grant Date                        total Option Shares


     Two years but less than three years    -   an additional 25% of the
     from the Grant Date                        total Option Shares


     Three years but less than four years   -   an additional 25% of the
     from the Grant Date                        total Option Shares


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                                       2



     Four years from the Grant Date         -   an additional 25% of the
                                                total Option Shares

     The foregoing rights are cumulative and, while the Employee continues to be employed by the Company, may be exercised up to and including the date which is ten (10) years from the date this Option is granted. All of the foregoing rights are subject to Sections 4, 5 and 18, as appropriate, if the Employee ceases to be employed by the Company or dies or becomes disabled while in the employ of the Company.

     4.  TERMINATION OF EMPLOYMENT.  Subject to Section 18, if the Employee
         -------------------------
ceases to be employed by the Company (or any affiliated corporation), other than by reason of death or disability as defined in Section 5, no further installments of this Option shall become exercisable and this Option shall terminate after the passage of ninety (90) days from the date employment ceases, but in no event later than the scheduled expiration date. In such a case, the Employee's only rights hereunder shall be those which are properly exercised before the termination of this Option.

     5.  DEATH; DISABILITY.  If the Employee dies while in the employ of the
         -----------------
Company (or any affiliated corporation), this Option may be exercised, to the extent of the number of Option Shares with respect to which the Employee could have exercised it on the date of his or her death, by his or her estate, personal representative or beneficiary or family member to whom this Option has been gifted pursuant to Section 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Employee ceases to be employed by the Company by reason of his or her disability (as defined in the Plan), this Option may be exercised, to the extent of the number of Option Shares with respect to which he or she could have exercised it on the date of the termination of his or her employment, at any time within 180 days after such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination.

     6.  PARTIAL EXERCISE.  Exercise of this Option up to the extent above
         ----------------
stated may be made in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of Option Shares subject to this Option and a fractional share (or cash in lieu thereof) must be issued to permit the Employee to exercise completely such final installment.
Any fractional share with respect to which an installment of this Option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this Option and shall be available for later purchase by the Employee in accordance with the terms hereof.
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     7.  PAYMENT OF PRICE.  The Option price is payable in United States
         ----------------
dollars only and must be paid:

         (a) in cash or by personal check, or any combination of the foregoing, equal in amount to the Option price; or

         (b) in the discretion of the Board of Directors, in cash, by personal check, by delivery of shares of the Company's Common Stock having an aggregate fair market value (as determined by the Board of Directors) equal to the Option price as of the date of exercise, by delivery of a personal recourse promissory note, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Employee's direction at the time of exercise, or by any combination of the foregoing, equal in amount to the Option price.

     Notwithstanding the foregoing, the Employee may not pay any part of the
                                                     ---
exercise price for the Option by transferring shares of Common Stock to the Company if such Common Stock is both subject to a substantial risk of forfeiture and not transferable within the meaning of Section 83 of the Code.

     8.  AGREEMENT TO PURCHASE FOR INVESTMENT.  By acceptance of this Option,
         ------------------------------------
the Employee agrees that a purchase of Option Shares under this Option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended (the "Securities Act"), unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of the Securities Act and applicable state securities laws, and the Employee agrees to sign a certificate to such effect at the time of exercising this Option and agrees that the certificate for the Option Shares so purchased may be inscribed with a legend to ensure compliance with the Securities Act and applicable state securities laws. THIS SECTION SHALL NOT APPLY IN THE EVENT THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION HAVE BEEN REGISTERED ON A REGISTRATION STATEMENT ON FORM S-8 WHICH IS EFFECTIVE AND CURRENT UNDER THE SECURITIES ACT.

     9.  METHOD OF EXERCISING OPTION.  Subject to the terms and conditions of
         ---------------------------
this Agreement, this Option may be exercised by written notice to the Vice President and General Counsel of the Company, at its Bedford, Massachusetts office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this Option and the number of Option Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this Option. Such notice shall be accompanied by payment of the full purchase price of such Option Shares, and the Company or its transfer agent shall deliver a certificate or certificates representing such Option Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Option Shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option (or, if
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this Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this Option. In the event this Option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option. All Option Shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

     10. OPTION NOT TRANSFERABLE.  This Option is not transferable or
         -----------------------
assignable except (a) to member of Employee's immediate family pursuant to a bona fide gift or (b) by will or by the laws of descent and distribution.
---------
During the Employee's lifetime only the Employee or a donee who is a member of Employee's immediate family can exercise this Option.

     11. NO OBLIGATION TO EXERCISE OPTION.  The grant and acceptance of this
         --------------------------------
Option imposes no obligation on the Employee to exercise it.

     12. NO OBLIGATION TO CONTINUE EMPLOYMENT.  The Company and any affiliated
         ------------------------------------
corporations are not by the Plan or this Option obligated in any manner to continue the Employee in its employment.

     13. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.  The Employee shall have no
         ---------------------------------------
rights as a stockholder with respect to Option Shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for by the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

     14. CAPITAL CHANGES AND BUSINESS SUCCESSIONS.  It is the purpose of this
         ----------------------------------------
Option to encourage the Employee to work for the best interests of the Company and its stockholders. Because, for example, that might require the issuance of a stock dividend or stock split, or a merger with another corporation, the purpose of this Option would not be served if such a stock dividend, stock split, merger or similar occurrence would cause the Employee's rights hereunder to be diluted or terminated and thus be contrary to the Employee's interest.
The Plan contains extensive provisions designed to preserve options at full value in a number of contingencies. Therefore, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In the event of any stock dividend, stock split, recapitalization or other change in the capital structure of the Company, this Option and the Option price shall be equitably adjusted and, in lieu of issuing fractional shares upon exercise thereof, this Option (and the corresponding Option Shares) shall be rounded upward or downward to the nearest whole share (rounding upward for all amounts equal
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to or in excess of .51). In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 3 through 5 hereof, both inclusive, employment by the Company includes employment by any affiliated corporation.

     15. DISQUALIFYING DISPOSITION.  The Employee agrees to notify the Company
         -------------------------
in writing immediately after the Employee makes a Disqualifying Disposition of any Option Shares received pursuant to the exercise of this Option. A Disqualifying Disposition is any disposition (including any sale) of such Option Shares before the later of (a) two years after the date the Employee was granted
              ------------
this Option, or (b) one year after the date the Employee acquired Option Shares by exercising this Option. The Employee also agrees to provide the Company with any information which it shall request concerning any such Disqualifying Disposition. The Employee acknowledges that pursuant to United States tax laws, he or she will forfeit the favorable income tax treatment otherwise available with respect to the exercise of an incentive stock option if he or she makes a Disqualifying Disposition of the Option Shares received on exercise of this Option.

     16. WITHHOLDING TAXES.  If the Company in its discretion determines that
         -----------------
it is obligated to withhold tax with respect to a Disqualifying Disposition (as defined in Section 15) of Common Stock received on exercise of this Option, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this Option is treated as a non-qualified option, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee's exercise of such non-qualified option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages, or in kind (with respect to compensation income attributable to the exercise of this Option) from the Common Stock otherwise deliverable to the Employee on exercise of this Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's wages sufficient to satisfy the Company's withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld.

     17. [THIS SECTION INTENTIONALLY OMITTED].

     18. NO EXERCISE OF OPTION IF EMPLOYMENT TERMINATED FOR CAUSE.  If the
         --------------------------------------------------------
employment of the Employee is terminated for "Cause," this Option shall terminate on the date of such termination of employment and this Option shall thereupon not be exercisable to any extent whatsoever. "Cause" is conduct, as determined by the Board of Directors, involving one or more of the following:
(i) gross misconduct by the Employee which is materially injurious to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in material economic loss, damage or injury to the Company; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company or
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                                      6


any third party who has a business relationship with the Company or the violation of any noncompetition covenant or assignment of inventions obligation with the Company; or (iv) the commission of an act which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (v) the conviction of the Employee of a felony involving any financial impropriety or which would materially interfere with the Employee's ability to perform his or her services or otherwise be injurious to the Company; or (vi) the failure of the Employee to perform in a material respect his or her employment obligations without proper cause. In making such determination, the Board of Directors shall act fairly and in utmost good faith. For the purposes of this Section 18, termination of employment shall be deemed to occur when the Employee receives notice that his employment is terminated.

     19. COMPANY'S RIGHT OF REPURCHASE.  (A) RIGHTS OF REPURCHASE.  If any of
         -----------------------------       --------------------
the events specified in Section 19(b) below occur, then,

         (i) with respect to Option Shares acquired upon exercise of this Option prior to the occurrence of such event, within 90 days after the Company receives actual knowledge of the event, and

         (ii) with respect to Option Shares acquired upon exercise of this Option after the occurrence of such event, within 90 days following the date of such exercise,

(in either case, the "Repurchase Period"), the Company shall have the right, but not the obligation, to repurchase all or a portion of the Option Shares from the Employee, or his or her transferee or legal representatives, as the case may be (the "Repurchase Option"). The Repurchase Option shall be exercised by the Company by giving the Employee, or his or her transferee or legal representative, written notice of its intention to exercise the Repurchase Option on or before the last day of the Repurchase Period. If any of the events specified in Section 19(b)(i)-(iii) below occur, then the Company may exercise its Repurchase Option by tendering to the Employee, or his or her transferee or legal representative, an amount equal to the higher of the Option exercise price or the fair market value of the Option Shares. The Company may, in exercising the Repurchase Option, designate one or more nominees to purchase the Option Shares either within or without the Company. Upon timely exercise of the Repurchase Option in the manner provided in this Section 19(a), Employee, or his or her transferee or legal representative, shall deliver to the Company the stock certificate or certificates representing the Option Shares, duly endorsed and free and clear of any and all liens, charges and encumbrances.

     If the Option Shares are not purchased under the Repurchase Option, the Employee and his or her successor in interest, if any, will hold any of the Option Shares in his or her possession subject to all of the provisions of this Agreement.
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         (B)   COMPANY'S RIGHT TO EXERCISE REPURCHASE OPTION.  The Company shall
               ---------------------------------------------
have the Repurchase Option in the event that any of the following events shall occur:

         (i) The receivership, bankruptcy or other creditor's proceeding regarding the Employee or the taking of any of Employee's Option Shares by legal process, such as a levy of execution;

         (ii) Distribution of shares held by the Employee to his or her spouse as such spouse's joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company; or

         (iii) The termination of the Employee for "Cause" as defined in
     Section 18.

         (C)   DETERMINATION OF FAIR MARKET VALUE.  The fair market value of the
               ----------------------------------
Option Shares, as used in this Section 19, shall be an amount per share determined on the basis of the price at which shares of the Common Stock could reasonably be expected to be sold in an arms-length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the Company. Fair market value shall be determined by the Board of Directors, giving due consideration to recent grants of incentive stock options for shares of Common Stock, recent arms-length transactions involving shares of the Common Stock, if any, earnings of the Company to the date of such determination, projected earnings of the Company, the effect of the transfer restrictions to which the Option Shares are subject under law and this Agreement, the absence of a public market for the Common Stock and such other matters as the Board of Directors deems pertinent. If the Common Stock of the Company is traded on any national securities exchange or the Nasdaq National Market, fair market value shall be (i) the average of the high and low closing sale prices, or (ii) the average of the last reported sale price on the Nasdaq National Market, or (iii) the average of the closing bid prices for the twenty (20) consecutive trading days preceding the date the Company exercises its Repurchase Option and tenders payment for the Option Shares. The determination by the Board of Directors of the fair market value shall be conclusive and binding. The fair market value of the Option Shares shall be determined as of the day on which the event occurs.

     20. [THIS SECTION INTENTIONALLY OMITTED].

     21. METHOD OF PAYMENT OF OPTION.  The Company may, in its sole discretion,
         ---------------------------
pay the purchase price for any Option or Option Shares repurchased by it hereunder under Section 19 either in cash or by delivery of the Company's unsecured promissory note in a principal amount equal to the purchase price (the "Note") of the Option Shares or the Option. In the event of payment by Note, the Note shall be due and payable not later than three years from the date of issuance, with principal and interest
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                                      8


thereon payable on an unsecured basis in equal annual installments. Interest on the Note shall be equal to the lowest applicable Federal rate, as defined in
Section 1274(d) of the Code, as of the date of the Note's issuance.

     22. GOVERNING LAW.  This Agreement shall be governed by and interpreted in
         -------------
accordance with the internal laws of the State of Delaware.

     IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

______________________________      ASTEA INTERNATIONAL INC.
SIGNATURE OF EMPLOYEE

______________________________      By:____________________________
Name

______________________________      Title:_________________________
Street Address

______________________________
City           State  Zip Code